EXHIBIT 10.01-02
AMENDMENT NO. 2 OF
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

PARTIES:
ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona", SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project", SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison", PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM", EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso", and ARIZONA ELECTRIC POWER COOPERATIVE, INC., a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "AEPCO".

DATED:	As of August 28, 1975.

WHEREAS, Arizona, Salt River Project, Tucson Gas and Electric Company ("Tucson"), PNM and El Paso entered into a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973 (the "Participation Agreement");

WHEREAS, Amendment No 1 of the Participation Agreement amended the Participation Agreement to reflect, among other things, the assignment and transfer to AEPCO by Arizona, Salt River Project and Tucson, collectively, of an undivided 2.4% interest in Palo Verde Nuclear Generating Station ("Palo Verde Station") and in the Project Agreement and a 2.4% Generation Entitlement Share under the Participation Agreement;

WHEREAS, pursuant to the Tucson-Edison Palo Verde Station Assignment Agreement, dated August 28, 1975, by and between Tucson and Edison (the "Assignment Agreement"), Tucson, pursuant to Section 15.3 of the Participation Agreement, assigned and transferred to Edison its undivided 15.4;

STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this 24th day of May, 1976, before me, the undersigned Notary Public, personally appeared R.E. York and R. G. Crocker who acknowledged themselves to be the Vice President and Secretary of EL PASO ELECTRIC COMPANY, a Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Harry A. Hampson
Notary Public

My Commission Expires:

HARRY A. HAMPSON, Notary Public
In and for the County of El Paso, Texas
My Commission Expires June 1, 1977

STATE OF ARIZONA	)
	)	ss.
County of Cochise	)

On this 11th day of May, 1976, before me, the undersigned Notary Public, personally appeared J.A. Kartchner and Dexter M. Smith who acknowledged themselves to be the President and General Manager of ARIZONA ELECTRIC POWER COOPERATIVE, INC., an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and General Manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Ruth J. Hernandez
Notary Public

My Commission Expires:

April , 1980

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 12th day of April, 1976, before me, the undersigned Notary Public, personally appeared THOMAS G. WOODS, JR. and GERALD J. GRIFFIN who acknowledged themselves to be the Vice President and Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Assistant Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Sylvia E. Nie
Notary Public

My Commission Expires:

September 9, 1978

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 19th day of April, 1976, before me, the undersigned Notary Public, personally appeared JOHN R. LASSEN and PAUL D. RICE who acknowledged themselves to be the Vice President and Secretary of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Dona Smith
Notary Public

My Commission Expires:

May 3, 1979

Interest in Palo Verde Station and in the Project Agreements and Tucson's 15.4% Generation Entitlement Share under the Participation Agreement, as amended by Amendment No. 1, and Edison, pursuant to Section 15.5 of the Participation Agreement, has accepted said assignment and transfer and has become and assumed the status and obligations of a Participant in the Palo Verde Station to the extent of Tucson's interest therein; and

WHEREAS, pursuant to a resolution adopted unanimously on or about March 5, 1975, the Administrative Committee approved the recommendation of the Project Manager to change the Scheduled Dates of Firm Operation for Palo Verde Station, Units 1, 2 and 3, and authorized and directed the Project Manager to revise the Construction Schedule accordingly;

NOW, THEREFORE, in consideration of the premises and of the covenants and conditions set forth in the Participation Agreement, as amended by Amendment No. 1, the parties hereto agree as follows:

1.    In order to reflect the assignment by Tucson to Edison as aforesaid, the Participation Agreement, as amended by Amendment No. 1, is hereby amended as follows:

1.1    Section 3.28 of the Participation Agreement, as amended, is hereby amended to read as follows:

"3.28    Generation Entitlement Share: The percentage entitlement of each Participant to the Net Energy Generation and to the Available Generating Capability. Each Participant's percentage entitlement is as follows:

3.28.1	Arizona	=	28.1 percent
3.28.2	Salt River Project	=	28.1 percent
3.28.3	Edison	=	15.4 percent
3.28.4	PNM	=	10.2 percent
3.28.5	El Paso	=	15.8 percent
3.28.6	AEPCO	=	2.4 percent

1.2     Section 38.1.3 of the Participant Agreement is hereby amended to read as follows:

"38.1.3            Southern California Edison Company
c/o Secretary
P.O. Box 800
2244 Walnut Grove Avenue
Rosemead, California 91770"

1.3    All references to Tucson in the Participation
Agreement, as amended, including all rights, obligations and interests of Tucson thereunder, shall be deemed to be references to, and rights, obligations and interests of Edison.

2.    In order to reflect the resolution adopted by the Administrative Committee on or about March 5, 1975, Appendix C – Construction Schedule attached to the Participation Agreement is hereby replaced with Appendix C (Revised) – Construction Schedule attached hereto.

3.    The Participation Agreement, as amended by Amendment No. 1 and this Amendment No. 2, shall remain in full force and effect.

WHEREFORE, the parties have executed this Amendment No. 2 as of the date first set forth above.

ARIZONA PUBLIC SERVICE COMPANY
ATTEST:	By /s/Thomas G. Woods, Jr.
/s/Gerald J. Griffin	Vice President
Assistant Secretary
SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:	By /s/John R. Lassen
/s/Paul D. Rice	Vice President
Secretary
SOUTHERN CALIFORNIA EDISON
COMPANY
ATTEST:	By /s/J. T. Head, Jr.
/s/R. D. Gorman	Vice President
Assistant Secretary
PUBLIC SERVICE COMPANY OF
NEW MEXICO
ATTEST:	By /s/C. D. Belford
/s/Bernice B. Lopez	Vice President
Assistant Secretary

EL PASO ELECTRIC COMPANY
ATTEST:	By /s/R. E. York
/s/R. G. Crocker	Vice President
Secretary
ARIZONA ELECTRIC POWER
COOPERATIVE INC.

ATTEST:	By /s/J. A. Kartchner
/s/Dexter M. Smith	President
General Manager

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this 7th day of May, 1976, before me, the undersigned Notary Public, personally appeared J. T. HEAD, JR. and R. D. Gorman who acknowledged themselves to be the Vice President and Assistant Secretary of SOUTHERN CALIFORNIA EDISON COMPANY, an California corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Assistant Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Dona Mary Wilcomb
Notary Public
My Commission Expires:

June 18, 1977

STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this 7th day of May, 1976, before me, the undersigned Notary Public, personally appeared C. D. Belford and Bernice B. Lopez who acknowledged themselves to be the Vice President and Assistant Secretary of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Assistant Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Wilma L. Rock
Notary Public

My Commission Expires:

March 4, 1979

APPENDIX C (REVISED)
CONSTRUCTION SCHEDULE
ARIZONA NUCLEAR POWER PROJECT

Milestone	Unit 1	Unit 2	Unit 3
Selection of siting and environmental consultants and initiation of siting and environmental studies	6/29/72	6/29/72	6/29/72
Contract with engineer-constructor	1/15/73	1/15/73	1/15/73
Invitation for bids for supply of nuclear steam supply systems	2/27/73	2/27/73	2/27/73
Contract for wastewater effluent	4/23/73	4/23/73	4/23/73
Nuclear plant site selection	9/1/73	9/1/73	9/1/73
Contracts for nuclear steam supply systems and initial supply of Nuclear Fuel	8/20/73	8/20/73	8/20/73
Begin preliminary engineering	8/20/73	8/20/73	8/20/73
Contract for supply of turbine- generators	3/21/74	3/21/74	3/21/74
Submit applications to USAEC for construction permits	7/11/74	7/11/74	7/11/74
Submit applications to the Arizona Power Plant and Transmission Line Siting Committee for a Certificate of Environmental Compatibility	10/28/75	10/28/75	10/28/75
Obtain all authorizations required to commence construction and begin final design and engineering	5/1/76	5/1/76	5/1/76
Complete final design and engineering and submit applications to USNRC for operating licenses	11/1/78	11/1/78	11/1/78
Issuance of operating license and begin loading and start-up testing	11/1/81	11/1/83	11/1/85
Scheduled Date of Commercial Operation	5/1/82	5/1/84	5/1/86